Frontier Press Release
Frontier Corporation
180 South Clinton Avenue
Rochester, NY 14646

Date:     January 26, 1999

Contact:  Kirsten J. Sullivan, 716-777-6179, investors
          Michele D. Sadwick, 716-777-6021, media

Summary:  Frontier Reports 50% EPS growth in the fourth quarter;
          26% EPS growth for the year
          Board Approves Bold Dividend Restructuring to Capitalize on Growth Opportunities

ROCHESTER, NEW YORK - January 26, 1999 -

    Frontier Corporation (NYSE:FRO) today reported strong fourth quarter and year-end 1998 results that affirm the company is successfully repositioned as a leading next-generation carrier ready to fully participate in the exploding data and Internet markets.

    The company's fourth quarter normalized earnings per share increased 50 percent to $0.27, and year-end 1998 normalized earnings increased 26 percent to $1.02, exceeding published First Call analyst expectations. Net income increased 54 percent in the quarter to reach $47.1 million, and 28.5 percent to $177.4 million for the year. Revenue growth was up more than 9 percent to $655 million for the fourth quarter, and grew by 9 percent to $2.6 billion for the fiscal year.

    Frontier's focus as a growth-oriented company is further evidenced by the historic step its Board of Directors took yesterday in approving an adjustment to its annual common stock dividend. That dividend will be reduced from $0.89 to $0.20 per share annually.
This change in dividend policy is expected to provide Frontier with more than $118 million in cash savings annually.

    "In this dynamic and ultra-competitive industry, it is crucial that we have the financial flexibility to support our growth initiatives and pursue the strategic investments that will enhance our long-term value," said Joseph P. Clayton, Frontier President and Chief Executive Officer. "Building on the momentum of a solid year of earnings growth, the dividend restructuring is a strategic move that clearly demonstrates we are serious about propelling Frontier to an even higher level of performance."

Dividend Restructuring

    The reduction of the annual common stock dividend will be effective with the payment of the common stock cash dividend currently expected to be declared in March and paid on May 1, 1999 to shareholders of record April 15, 1999. The reduction has no effect on the common stock dividend payable February 1, 1999 to shareholders of record on January 15, 1999, nor on any outstanding issues of Frontier Corporation preferred stock. Additionally this action will not change in any way the relationship between Frontier Corporation and its regulated carrier subsidiaries.

    Based on yesterday's closing stock price of $36.125 per share, Frontier's dividend yield would be 0.55 percent, placing it more in line with growth-oriented integrated telecommunication services companies.

     "By having a dividend level more in line with other competitive telecommunications companies, we believe our financial position is strengthened, and we broaden our ability to make substantial investments in our fast-growing integrated services businesses," added Clayton. "The lower dividend pay-out will give Frontier the cash we need to continue growing, but with a sharper focus. We will now deploy our resources to their best advantage in those areas that will accelerate the growth we have already started to see in our emerging data and Internet businesses."

CONSOLIDATED FINANCIAL RESULTS

     Consolidated Results 4Q1998  4Q1997  Y-o-Y  3Q1998  Sequential
     --------------------------------------------------------------
     Revenue              $655.0  $600.6   9.1%   $658.2  (0.5%)
     Operating Income      $87.4   $62.6  39.6%    $81.1   7.7%
     Normalized Net
      Income               $47.1   $30.6  53.9%    $45.4   3.7%
     Diluted EPS
      (Normalized)         $0.27   $0.18  50.0%    $0.26   3.8%

($ in millions)

Consolidated Highlights

-- First to deploy Asynchronous Transfer Mode (ATM) backbone at OC-48 rates direct to the optical layer, making it the fastest ATM network in the industry.

-- First to deploy Pirelli's hyper-dense wavelength division multiplexing (HDWDM) equipment, making Frontier's network scalable to terabit speeds.

--   Continued building two new Mega Media Distribution
     Centers in Sunnyvale, CA and New York City.

-- Completed nearly 100 percent migration of the revenue base from other billing platforms onto Frontier's Unified
     Billing System.

-- Decreased employee initiated turn-over by more than 500 basis points as compared to 1997.

-- Continued progress on the original network build which is now 86 percent lit. The total 20,000 mile Optronics system is now 57 percent lit.

-- Announced a network capacity swap with Enron Communications, creating two additional rings and multi-window redundant routes in the western half of the United States. A map denoting the progress of the Optronics network build is available on the company's web site at www.frontiercorp.com

     INSERTED HERE IS A GRAPHIC OF THE UNITED STATES SHOWING
     COMPLETED SECTIONS OF THE OPTRONICS NETWORK BUILD AND PORTIONS
     IN PROGRESS.

INTEGRATED SERVICES

    Integrated Services    4Q1998   4Q1997   Y-o-Y  3Q1998  Sequential
    ------------------------------------------------------------------
    Revenue                $473.0   $420.2   12.5%  $476.0    (0.6%)
    EBITDA                  $60.0    $28.5  110.2%   $52.7    13.8%
    EBITDA Margin           12.7%     6.8%   590bp   11.1%    160bp
    Operating Income        $28.3     $2.9  879.7%   $25.4    11.6%
    Operating Income Margin  6.0%     0.7%   530bp    5.3%     70bp

    ($ in millions, bp = basis points)


    The Integrated Services (IS) segment includes the commercial, consumer and carrier businesses for all data, competitive local
(CLEC), long distance, audio/video conferencing and other value-added services.

    Year-over-year comparisons are affected by the company's strategy to exit from certain low-profit product lines, including prepaid calling cards and selected consumer products:

Integrated Services
 Revenue             4Q1998  4Q1997  Y-o-Y   3Q1998  Sequential
---------------------------------------------------------------
Reported Revenue     $473.0  $420.2  12.5%   $476.0  (0.6%)
Less businesses
 the company is
 exiting             ($22.2) ($49.2) (54.9%) ($27.7) (19.9%)
Revenue from
 continuing
 operations          $450.8  $371.0   21.5%  $448.3   0.6%

($ in millions)

    The 13 percent revenue growth in Frontier's integrated services segment this quarter was driven by three main areas of focus for the company:

-- 320 percent year-over-year growth in data services revenue to reach $31 million in the fourth quarter.

-- 102 percent increase in CLEC revenue over the same quarter last year to over $47 million.

-- 57 percent year-over-year increase in carrier services revenue to $177 million.

    "We have made significant progress in refocusing the company to fuel our growth businesses," said Clayton. "Going forward, our growth will be driven by the network we're building, the liquid bandwidth we're creating, and the web-enable everything philosophy we're embracing."

Integrated Services Highlights

Data Services Business

-- Grew frame relay revenue by over 50 percent in the quarter compared to third quarter 1998.

-- Increased digital distribution revenue in 1998 by more than 218 percent over 1997.

--   Added new digital distribution customers:
     Washingtonpost.Newsweek Interactive in the U.S., and Network Solutions, Inc., in London, UK.

Competitive Local Exchange (CLEC) Business

-- Increased CLEC lines to nearly 208,000 lines; more than doubling year-end 1997's number.

-- Now serve 32 states plus Washington D. C. for local resale and offer facilities-based local service in 13 top business markets, cumulatively reaching approximately 70 percent of the U.S. business population.

Carrier Services

-- Grew carrier business 57 percent over the fourth quarter of 1997.

-- Signed carrier agreements during the quarter with companies such as PaeTec, IDT, WorldPort, and extended partnership with Level 3.

-- Backlog of carrier contracts reached nearly $1 billion.

General Business

-- Controlled customer attrition in the commercial segment during the quarter to 2 percent.

-- Announced partnership with Juris to provide law firms with a fully integrated expense tracking solution.

LOCAL COMMUNICATIONS SERVICES

    Local Operations  4Q1998 4Q1997  Y-o-Y  3Q1998  Sequential
    ----------------------------------------------------------
    Revenue           $177.3  $170.0  4.3%  $176.4    0.5%
    EBITDA             $93.8   $91.1  2.9%   $88.3    6.2%
    EBITDA Margin      52.9%   53.6% (70bp)  50.0%   290 bp
    Operating Income  $65.4   $63.0   3.7%  $60.3     8.4%
    Operating Income   36.9%   37.1% (20bp) 34.2%     270bp
     Margin

    ($ in millions, bp = basis points)

    The company increased spending for service quality improvements in Frontier's local telephone company in Rochester, N.Y. In the third quarter, the New York State Public Service Commission agreed to Frontier's aggressive plan to re-establish the company's historic levels of service. The company met its overall service level target in the fourth quarter, for the first time in 1998.

    Combined, Frontier's 34 local telephone properties continue to produce industry-leading operating results. "This area of the business continues to outperform the industry, and provides an excellent source of funding for a number of our growth initiatives," added Clayton.

Local Highlights

-- Increased total access lines by 3.5 percent over last year to 1,033,900.

-- Experienced a 3.4 percent increase in access minutes over fourth quarter 1997.

OTHER

    Equity earnings from the company's unconsolidated wireless interests, including Frontier Cellular, the 50/50 joint venture of Frontier and Bell Atlantic, currently managed by Frontier, were $4.9 million in the fourth quarter, a 21 percent increase over the $4.0 million reported in the year-ago quarter. Customers increased to more than 387,600.

    Frontier's total capital expenditures for the year were $696 million. In the fourth quarter of 1998 capital expenditures were $329 million, with the company's Optronics network accounting for nearly $148 million of the total.

About Frontier

    Frontier Corporation is one of the leading providers of integrated communications services -- including Internet, IP and data applications, long distance, local telephone and wireless -- to business customers nationwide. Frontier's self-healing, optical network provides customers with faster transmission speeds, greater bandwidth capacity and unrivaled reliability. For more information, visit the Frontier web site at www.frontiercorp.com

    The statements made in this press release, other than historical financial results, may be forward-looking in nature. Actual results may differ materially from those projected in forward-looking statements. We believe that our primary risk factors include, but are not limited to: changes in the overall economy; technology; the number and size of competitors in our markets; the increasing competitiveness of the market segments in which we participate, law and regulatory policy; and the mix of products and services offered in our target markets. Additional information concerning these and other potential important factors can be found within our SEC Filings. You should evaluate any statements in light of these important factors.

     You can receive a faxed copy of any Frontier Corporation press release dating back to January 1998, free of charge, 24 hours a day by calling 1-800-448-8533. An automated system will provide you with instructions.

FRONTIER CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

                               Three Months Ended
                                  December 31,            Change
In thousands of dollars,
except per share data           1998       1997      Amount   Percent
---------------------------------------------------------------------
Revenue
Integrated Services           $472,927   $420,245   $ 52,682    12.5%
Local Communications           177,296    169,989      7,307     4.3%
Corporate Operations and Other   4,813     10,362     (5,549)  (53.6%)
---------------------------------------------------------------------
Total Revenue                  655,036    600,596     54,440     9.1%
Operating Expenses             506,920    483,316     23,604     4.9%
---------------------------------------------------------------------
EBITDA before other charges    148,116    117,280     30,836    26.3%
EBITDA % before other charges    22.6%      19.5%     310 bp      -
Depreciation and Amortization   60,724     54,663      6,061    11.1%
---------------------------------------------------------------------
  Total Costs and Expenses     567,644    537,979     29,665     5.5%
Operating Income before
 other charges                  87,392     62,617     24,775    39.6%
Operating income % before
 other charges                   13.3%      10.4%     290 bp      -
Other charges                      -      (86,784)   (86,784) (100.0%)
---------------------------------------------------------------------
Operating Income (Loss)         87,392    (24,167)   111,559      -
Interest expense                15,802     13,139      2,663    20.3%
Other income:
  Gain on sale of assets         5,209        -        5,209   100.0%
  Equity earnings from
   unconsolidated wireless
   interests                     4,908      4,070        838    20.6%
  Interest income                1,631      1,291        340    26.3%
  Other (expense) income          (203)     1,545     (1,748) (113.1%)
---------------------------------------------------------------------
Income (Loss) Before Taxes      83,135    (30,400)   113,535      -
Income tax expense              32,926     (6,318)    39,244      -
---------------------------------------------------------------------
Consolidated Net Income (Loss)  50,209    (24,082)    74,291      -
Dividends on preferred stock       251        255         (4)   (1.6%)
---------------------------------------------------------------------
Basic Income (Loss) Applicable
 to Common Stock              $ 49,958   $(24,337)    74,295      -
---------------------------------------------------------------------
Basic Earnings (Loss) Per
 Common Share                   $ 0.29    $ (0.14)    $ 0.43      -
---------------------------------------------------------------------
Diluted Earnings Adjustment         90        -           90   100.0%
---------------------------------------------------------------------
Diluted Income (Loss) Applicable
 to Common Stock              $ 50,048   $(24,337)    74,385      -
---------------------------------------------------------------------
Diluted Earnings (Loss) Per
 Common Share                   $ 0.29    $ (0.14)    $ 0.43      -
---------------------------------------------------------------------
Average Shares Outstanding
 - Basic                       170,568    169,877        691     0.4%
Average Shares Outstanding
 - Diluted                     174,168    169,877      4,291     2.5%
Dividends declared on
 common stock                 $ 38,175   $ 36,582      1,593     4.4%
---------------------------------------------------------------------

FRONTIER CORPORATION
BUSINESS SEGMENT INFORMATION
(Unaudited)

                             Three Months Ended
                                December 31,              Change
In thousands of dollars   1998            1997      Amount     Percent
---------------------------------------------------------------------
Integrated Services:
Revenue
  Commercial           $ 242,836       $ 228,475  $ 14,361       6.3%
  Consumer                53,128          72,688   (19,560)    (26.9%)
  Carrier                176,963         112,706    64,257      57.0%
  Exited business
   - Prepaid                  --           6,376    (6,376)   (100.0%)
---------------------------------------------------------------------
  Total                  472,927         420,245    52,682      12.5%
Cost of Access           298,712         276,498    22,214       8.0%
---------------------------------------------------------------------
Gross Margin             174,215         143,747    30,468      21.2%
Gross Margin %             36.8%           34.2%    260 bp        --
Selling, General and
 Administrative Expense  114,234         115,214      (980)     (0.9%)
---------------------------------------------------------------------
EBITDA before
 other charges            59,981          28,533    31,448     110.2%
EBITDA % before
 other charges             12.7%            6.8%    590 bp        --
Depreciation and
 Amortization             31,648          25,641     6,007      23.4%
---------------------------------------------------------------------
Operating Income before
 other charges            28,333           2,892    25,441        --
Operating Income % before
 other charges              6.0%            0.7%    530 bp        --
Other Charges                 --         (79,256)  (79,256)   (100.0%)
---------------------------------------------------------------------
Operating Income (Loss) $ 28,333       $ (76,364) $104,697     137.1%
Capital Expenditures   $ 242,711       $ 160,008  $ 82,703      51.7%
Total Assets         $ 1,740,320     $ 1,327,651  $412,669      31.1%
---------------------------------------------------------------------
Local Communications Services:
Revenue                $ 177,296       $ 169,989   $ 7,307       4.3%
Costs and Expenses        83,504          78,880     4,624       5.9%
---------------------------------------------------------------------
EBITDA before
 other charges            93,792          91,109     2,683       2.9%
EBITDA % before
 other charges             52.9%           53.6%   (70) bp        --
Depreciation and
 Amortization             28,427          28,100       327       1.2%
---------------------------------------------------------------------
Operating Income before
  other charges           65,365          63,009     2,356       3.7%
Operating Income %
  before other charges     36.9%           37.1%   (20) bp        --
Other Charges                 --          (4,174)   (4,174)   (100.0%)
---------------------------------------------------------------------
Operating Income        $ 65,365        $ 58,835   $ 6,530      11.1%
Capital Expenditures    $ 56,919        $ 39,403  $ 17,516      44.5%
Total Assets          $1,033,655       $ 931,438 $ 102,217      11.0%
---------------------------------------------------------------------
Corporate Operations and Other:
Revenue                  $ 4,813        $ 10,362  $ (5,549)    (53.6%)
Costs and Expenses        10,470          12,724    (2,254)    (17.7%)
---------------------------------------------------------------------
EBITDA before
 other charges            (5,657)         (2,362)   (3,295)   (139.5%)
EBITDA % before
 other charges           (117.5%)         (22.8%)(9,470) bp       --
Depreciation and
 Amortization                649             922      (273)    (29.6%)
---------------------------------------------------------------------
Operating Loss before
 other charges            (6,306)         (3,284)    3,022      92.0%
Operating Loss % before
 other charges           (131.0%)         (31.7%)  9,930 bp       --
Other Charges                 --          (3,354)   (3,354)   (100.0%)
---------------------------------------------------------------------
Operating Loss          $ (6,306)       $ (6,638)   $ (332)     (5.0%)
Capital Expenditures    $ 28,926        $  9,229  $ 19,697        --
Total Assets           $ 284,768       $ 228,831  $ 55,937      24.4%
---------------------------------------------------------------------
Consolidated:
Revenue                $ 655,036       $ 600,596  $ 54,440       9.1%
Costs and Expenses       506,920         483,316    23,604       4.9%
---------------------------------------------------------------------
EBITDA before
 other charges           148,116         117,280    30,836      26.3%
EBITDA % before
 other charges             22.6%           19.5%    310 bp        --
Depreciation and
 Amortization             60,724          54,663     6,061      11.1%
---------------------------------------------------------------------
Operating Income before
  other charges           87,392          62,617    24,775      39.6%
Operating Income %
  before other charges     13.3%           10.4%    290 bp        --
Other Charges                 --         (86,784)  (86,784)   (100.0%)
---------------------------------------------------------------------
Operating Income (Loss) $ 87,392       $ (24,167) $111,559        --
Capital Expenditures   $ 328,556       $ 208,640  $119,916      57.5%
Total Assets          $3,058,743      $2,487,920  $570,823      22.9%
---------------------------------------------------------------------

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
FRONTIER CORPORATION

BALANCE SHEET
                             December 31, December 31,    Change
In thousands of dollars         1998         1997     Amount  Percent
---------------------------------------------------------------------
Assets
Cash and cash equivalents     $ 85,143     $ 26,302  $ 58,841    -
Accounts receivable, net       422,724      380,324    42,400  11.1%
Materials and supplies           9,924       12,312    (2,388)(19.4%)
Deferred income taxes           13,320       33,948   (20,628)(60.8%)
Prepayments and other           35,563       37,419    (1,856) (5.0%)
---------------------------------------------------------------------
   Total Current Assets        566,674      490,305    76,369  15.6%
---------------------------------------------------------------------
Property, plant and
 equipment                   3,205,451    2,440,070   765,381  31.4%
Accumulated depreciation     1,527,892    1,393,186   134,706   9.7%
---------------------------------------------------------------------
Property, plant and
 equipment, net              1,677,559    1,046,884   630,675  60.2%
---------------------------------------------------------------------
Goodwill and customer base,
 net                           484,015      517,754   (33,739) (6.5%)
Deferred and other assets      330,495      432,977  (102,482)(23.7%)
---------------------------------------------------------------------
   Total Assets            $ 3,058,743  $ 2,487,920 $ 570,823  22.9%
---------------------------------------------------------------------
Liabilities and
 Shareholders' Equity
Accounts payable             $ 449,041    $ 343,606 $ 105,435  30.7%
Dividends payable               38,508       36,798     1,710   4.6%
Debt due within one year         9,466        6,443     3,023  46.9%
Taxes accrued                   26,128       16,023    10,105  63.1%
Other liabilities               44,554       90,108   (45,554)(50.6%)
---------------------------------------------------------------------
   Total Current Liabilities   567,697      492,978    74,719  15.2%
Long-term debt               1,350,821      934,681   416,140  44.5%
Deferred income taxes           40,046       10,927    29,119    -
Deferred employee
 benefits obligation            81,925       74,965     6,960   9.3%
Shareholders' equity         1,018,254      974,369    43,885   4.5%
---------------------------------------------------------------------
   Total Liabilities and
    Shareholders' Equity   $ 3,058,743  $ 2,487,920 $ 570,823  22.9%
---------------------------------------------------------------------

FRONTIER CORPORATION
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Unaudited)

In thousands of dollars,
except per share data            4Q98      3Q98      2Q98      1Q98
---------------------------------------------------------------------
Revenue
Integrated Services            $472,927  $475,983  $464,664  $449,546
Local Communications            177,296   176,436   175,105   173,098
Corporate Operations and Other    4,813     5,789     8,547     9,354
---------------------------------------------------------------------
Total Revenue                   655,036   658,208   648,316   631,998
Operating Expenses              506,920   521,182   513,510   502,216
---------------------------------------------------------------------
EBITDA before other charges     148,116   137,026   134,806   129,782
EBITDA % before other charges     22.6%     20.8%     20.8%     20.5%
Depreciation and Amortization    60,724    55,871    53,971    55,240
---------------------------------------------------------------------
  Total Costs and Expenses      567,644   577,053   567,481   557,456
Operating Income before other
 charges                         87,392    81,155    80,835    74,542
Operating Income % before
 other charges.                   13.3%     12.3%     12.5%     11.8%
Other Charges                         -         -         -    (6,528)
---------------------------------------------------------------------
Operating Income (Loss)          87,392    81,155    80,835    68,014
Interest expense                 15,802    13,527    12,558    13,431
Other income:
  Gain on sale of assets          5,209       618    14,551         -
  Equity earnings from
   unconsolidated wireless
   interests                      4,908     5,167     4,178     2,458
  Interest income                 1,631     1,064     1,191     1,198
  Other (expense) income           (203)    1,161     1,002       892
---------------------------------------------------------------------
Income (Loss) Before Taxes
 and Cumulative Effect of
 Change in Accounting Principle  83,135    75,638    89,199    59,131
Income tax expense               32,926    29,881    41,536    25,217
---------------------------------------------------------------------
Income (Loss) Before Cumulative
 Effect of Change in Accounting
 Principle                       50,209    45,757    47,663    33,914
Cumulative Effect of Change in
 Accounting Principle                 -         -     1,755         -
---------------------------------------------------------------------
Consolidated Net Income (Loss)   50,209    45,757    45,908    33,914
Dividends on preferred stock        251       251       252       251
---------------------------------------------------------------------
Basic Income (Loss) Applicable
 to Common Stock               $ 49,958  $ 45,506  $ 45,656  $ 33,663
---------------------------------------------------------------------
Basic Earnings (Loss) Per
 Common Share                    $ 0.29    $ 0.27    $ 0.27    $ 0.20
---------------------------------------------------------------------
Diluted Earnings Adjustment          90        90        90        90
---------------------------------------------------------------------
Diluted Income (Loss)
 Applicable to Common Stock    $ 50,048  $ 45,596  $ 45,746  $ 33,753
---------------------------------------------------------------------
Diluted Earnings (Loss) Per
 Common Share                    $ 0.29    $ 0.26    $ 0.26    $ 0.20
---------------------------------------------------------------------
Average Shares Outstanding
 - Basic                        170,568   170,842   170,390   170,071
Average Shares Outstanding
 - Diluted                      174,168   174,696   174,093   172,804
Dividends declared on common
 stock                         $ 38,175  $ 38,177  $ 38,191  $ 38,018
---------------------------------------------------------------------

FRONTIER CORPORATION
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Unaudited)

In thousands of dollars,
 except per share data           4Q97      3Q97      2Q97      1Q97
---------------------------------------------------------------------
Revenue
Integrated Services            $420,245  $428,705  $412,251  $405,299
Local Communications            169,989   166,772   166,987   163,330
Corporate Operations and Other   10,362    11,044    10,878     8,947
---------------------------------------------------------------------
Total Revenue                   600,596   606,521   590,116   577,576
Operating Expenses              483,316   485,457   465,506   458,456
---------------------------------------------------------------------
EBITDA before other charges     117,280   121,064   124,610   119,120
EBITDA % before other charges     19.5%     20.0%     21.1%     20.6%
Depreciation and Amortization    54,663    56,193    50,590    51,086
---------------------------------------------------------------------
  Total Costs and Expenses      537,979   541,650   516,096   509,542
Operating Income before
 other charges                   62,617    64,871    74,020    68,034
Operating Income % before
 other charges.                   10.4%     10.7%     12.5%     11.8%
Other Charges                   (86,784)        -         -   (96,600)
---------------------------------------------------------------------
Operating Income (Loss)         (24,167)   64,871    74,020   (28,566)
Interest expense                 13,139    12,710    11,772    10,618
Other income:
  Gain on sale of assets              -         -         -    18,765
  Equity earnings from
   unconsolidated wireless
   interests                      4,070     3,676     2,783     1,490
  Interest income                 1,291       859       775       734
  Other (expense) income          1,545     1,466       529        87
---------------------------------------------------------------------
Income (Loss) Before Taxes and
 Cumulative Effect of Change in
 Accounting Principle           (30,400)   58,162    66,335   (18,108)
Income tax expense               (6,318)   25,711    27,001    (2,206)
---------------------------------------------------------------------
Income (Loss) Before Cumulative
 Effect of Change in Accounting
 Principle                      (24,082)   32,451    39,334   (15,902)
Cumulative Effect of Change
 in Accounting Principle              -         -         -         -
---------------------------------------------------------------------
Consolidated Net Income (Loss)  (24,082)   32,451    39,334   (15,902)
Dividends on preferred stock        255       253       257       254
---------------------------------------------------------------------
Basic Income (Loss) Applicable
 to Common Stock               $(24,337) $ 32,198  $ 39,077  $(16,156)
---------------------------------------------------------------------
Basic Earnings (Loss) Per
 Common Share                   $ (0.14)   $ 0.19    $ 0.23   $ (0.10)
---------------------------------------------------------------------
Diluted Earnings Adjustment           -        90        90         -
---------------------------------------------------------------------
Diluted Income (Loss)
 Applicable to Common Stock    $(24,337) $ 32,288  $ 39,167  $(16,156)
---------------------------------------------------------------------
Diluted Earnings (Loss) Per
 Common Share                   $ (0.14)   $ 0.19    $ 0.23   $ (0.10)
---------------------------------------------------------------------
Average Shares Outstanding
 - Basic                        169,877   169,179   168,461   167,006
Average Shares Outstanding
 - Diluted                      169,877   170,206   169,241   167,006
Dividends declared on common
 stock                         $ 36,582  $ 35,561  $ 35,656  $ 35,653
---------------------------------------------------------------------

FRONTIER CORPORATION
QUARTERLY BUSINESS SEGMENT INFORMATION
(Unaudited)

In thousands of dollars       4Q98       3Q98       2Q98       1Q98
---------------------------------------------------------------------
Integrated Services:
Revenue
  Commercial                $242,836   $248,828   $248,074   $242,239
  Consumer                    53,128     56,443     61,554     68,657
  Carrier                    176,963    170,712    155,036    138,650
  Exited business-Prepaid          -          -          -          -
---------------------------------------------------------------------
  Total                      472,927    475,983    464,664    449,546
Cost of Access               298,712    305,232    301,029    286,787
---------------------------------------------------------------------
Gross Margin                 174,215    170,751    163,635    162,759
Gross Margin %                 36.8%      35.9%      35.2%      36.2%
Selling, General and
 Administrative Expense      114,234    118,022    118,738    120,631
---------------------------------------------------------------------
EBITDA before other charges   59,981     52,729     44,897     42,128
EBITDA % before other charges  12.7%      11.1%       9.7%       9.4%
Depreciation and Amortization 31,648     27,338     25,176     25,935
---------------------------------------------------------------------
Operating Income before other
 charges                      28,333     25,391     19,721     16,193
Operating Income % before
 other charges                  6.0%       5.3%       4.2%       3.6%
Other Charges                      -          -          -     (6,528)
---------------------------------------------------------------------
Operating Income (Loss)     $ 28,333   $ 25,391   $ 19,721   $  9,665
Capital Expenditures        $242,711   $103,768   $ 85,639   $ 55,285
Total Assets              $1,740,320 $1,566,865 $1,488,341 $1,393,897
---------------------------------------------------------------------
Local Communications Services:
Revenue                    $ 177,296  $ 176,436  $ 175,105  $ 173,098
Costs and Expenses            83,504     88,150     81,826     81,162
---------------------------------------------------------------------
EBITDA before other charges   93,792     88,286     93,279     91,936
EBITDA % before other charges  52.9%      50.0%      53.3%      53.1%
Depreciation and Amortization 28,427     27,987     28,167     28,344
---------------------------------------------------------------------
Operating Income before
 other charges                65,365     60,299     65,112     63,592
Operating Income % before
 other charges                 36.9%      34.2%      37.2%      36.7%
Other Charges                      -          -          -          -
---------------------------------------------------------------------
Operating Income            $ 65,365   $ 60,299   $ 65,112   $ 63,592
Capital Expenditures        $ 56,919   $ 34,424   $ 39,589   $ 22,969
Total Assets              $1,033,655   $985,551   $970,943   $946,520
---------------------------------------------------------------------
Corporate Operations and Other:
Revenue                      $ 4,813    $ 5,789    $ 8,547    $ 9,354
Costs and Expenses            10,470      9,778     11,917     13,636
---------------------------------------------------------------------
EBITDA before other charges   (5,657)    (3,989)    (3,370)    (4,282)
EBITDA % before other
 charges                     (117.5%)    (68.9%)    (39.4%)    (45.8%)
Depreciation and Amortization    649        546        628        961
---------------------------------------------------------------------
Operating Loss before
 other charges                (6,306)    (4,535)    (3,998)    (5,243)
Operating Loss % before
 other charges               (131.0%)    (78.3%)    (46.8%)    (56.1%)
Other Charges                      -          -          -          -
---------------------------------------------------------------------
Operating Loss              $ (6,306)  $ (4,535)  $ (3,998)  $ (5,243)
Capital Expenditures        $ 28,926   $ 10,538   $  8,413   $  7,251
Total Assets                $284,768   $250,847   $234,937   $244,409
---------------------------------------------------------------------
Consolidated:
Revenue                     $655,036   $658,208   $648,316   $631,998
Costs and Expenses           506,920    521,182    513,510    502,216
---------------------------------------------------------------------
EBITDA before other charges  148,116    137,026    134,806    129,782
EBITDA % before other charges  22.6%      20.8%      20.8%      20.5%
Depreciation and Amortization 60,724     55,871     53,971     55,240
---------------------------------------------------------------------
Operating Income before
 other charges                87,392     81,155     80,835     74,542
Operating Income % before
 other charges                 13.3%      12.3%      12.5%      11.8%
Other Charges                      -          -          -     (6,528)
---------------------------------------------------------------------
Operating Income (Loss)     $ 87,392   $ 81,155   $ 80,835   $ 68,014
Capital Expenditures        $328,556   $148,730   $133,641   $ 85,505
Total Assets              $3,058,743 $2,803,263 $2,694,221 $2,584,826
---------------------------------------------------------------------

FRONTIER CORPORATION
QUARTERLY BUSINESS SEGMENT INFORMATION
(Unaudited)

In thousands of dollars       4Q97       3Q97       2Q97       1Q97
---------------------------------------------------------------------
Integrated Services:
Revenue
  Commercial                $228,475   $233,266   $233,701   $229,337
  Consumer                    72,688     70,248     62,100     62,653
  Carrier                    112,706    106,610     98,258    103,096
  Exited business-Prepaid      6,376     18,581     18,192     10,213
---------------------------------------------------------------------
  Total                      420,245    428,705    412,251    405,299
Cost of Access               276,498    276,901    253,587    260,999
---------------------------------------------------------------------
Gross Margin                 143,747    151,804    158,664    144,300
Gross Margin %                 34.2%      35.4%      38.5%      35.6%
Selling, General and
 Administrative Expense      115,214    117,395    120,470    111,157
---------------------------------------------------------------------
EBITDA before other charges   28,533     34,409     38,194     33,143
EBITDA % before other charges   6.8%       8.0%       9.3%       8.2%
Depreciation and Amortization 25,641     27,952     22,312     22,939
---------------------------------------------------------------------
Operating Income before
 other charges                 2,892      6,457     15,882     10,204
Operating Income % before
 other charges                  0.7%       1.5%       3.9%       2.5%
Other Charges                (79,256)         -          -    (96,600)
---------------------------------------------------------------------
Operating Income (Loss)     $(76,364)  $  6,457   $ 15,882   $(86,396)
Capital Expenditures        $160,008   $ 61,965   $ 37,457   $ 57,471
Total Assets              $1,327,651 $1,229,601 $1,177,903 $1,173,516
---------------------------------------------------------------------
Local Communications Services:
Revenue                     $169,989   $166,772   $166,987   $163,330
Costs and Expenses            78,880     79,631     79,661     76,331
---------------------------------------------------------------------
EBITDA before other charges   91,109     87,141     87,326     86,999
EBITDA % before other charges  53.6%      52.3%      52.3%      53.3%
Depreciation and Amortization 28,100     27,344     27,375     27,285
---------------------------------------------------------------------
Operating Income before
 other charges                63,009     59,797     59,951     59,714
Operating Income % before
 other charges                 37.1%      35.9%      35.9%      36.6%
Other Charges                 (4,174)         -          -          -
---------------------------------------------------------------------
Operating Income            $ 58,835   $ 59,797   $ 59,951   $ 59,714
Capital Expenditures        $ 39,403   $ 25,815   $ 28,208   $ 15,356
Total Assets                $931,438   $895,316   $897,082   $903,355
---------------------------------------------------------------------
Corporate Operations and Other:
Revenue                     $ 10,362   $ 11,044   $ 10,878   $  8,947
Costs and Expenses            12,724     11,530     11,788      9,969
---------------------------------------------------------------------
EBITDA before other charges   (2,362)      (486)      (910)    (1,022)
EBITDA % before other charges (22.8%)     (4.4%)     (8.4%)    (11.4%)
Depreciation and Amortization    922        897        903        862
---------------------------------------------------------------------
Operating Loss before other
 charges                      (3,284)    (1,383)    (1,813)    (1,884)
Operating Loss % before
 other charges                (31.7%)    (12.5%)    (16.7%)    (21.1%)
Other Charges                 (3,354)         -          -          -
---------------------------------------------------------------------
Operating Loss              $ (6,638)  $ (1,383)  $ (1,813)  $ (1,884)
Capital Expenditures        $  9,229   $  6,101   $  5,242   $  6,733
Total Assets                $228,831   $218,777   $210,664   $199,172
---------------------------------------------------------------------
Consolidated:
Revenue                     $600,596   $606,521   $590,116   $577,576
Costs and Expenses           483,316    485,457    465,506    458,456
---------------------------------------------------------------------
EBITDA before other charges  117,280    121,064    124,610    119,120
EBITDA % before other charges  19.5%      20.0%      21.1%      20.6%
Depreciation and Amortization 54,663     56,193     50,590     51,086
---------------------------------------------------------------------
Operating Income before
 other charges                62,617     64,871     74,020     68,034
Operating Income % before
 other charges                 10.4%      10.7%      12.5%      11.8%
Other Charges                (86,784)         -          -    (96,600)
---------------------------------------------------------------------
Operating Income (Loss)     $(24,167)  $ 64,871   $ 74,020   $(28,566)
Capital Expenditures        $208,640   $ 93,881   $ 70,907   $ 79,560
Total Assets              $2,487,920 $2,343,694 $2,285,649 $2,276,043
---------------------------------------------------------------------

FRONTIER CORPORATION
CONSOLIDATED SUPPLEMENTAL INFORMATION
(Unaudited)

In thousands, except
 per share data                 4Q98      3Q98       2Q98        1Q98
---------------------------------------------------------------------
Integrated Services:
Product Revenue
  Data (1)                   $ 31,102  $ 26,071   $ 22,181    $ 18,282
  CLEC                         47,151    42,346     35,464      28,148
  Switched Voice and Other    394,674   407,566    407,019     403,116
  Exited business-Prepaid
---------------------------------------------------------------------
Total Product Revenue       $ 472,927 $ 475,983  $ 464,664   $ 449,546
---------------------------------------------------------------------
Minutes
  Commercial                1,579,357 1,631,271  1,620,464   1,554,884
  Consumer                    263,741   272,486    284,895     313,397
  Carrier                   2,110,360 1,956,405  1,574,128   1,320,309
---------------------------------------------------------------------
Total Minutes               3,953,458 3,860,162  3,479,487   3,188,590
---------------------------------------------------------------------
Competitive Local Service
  (CLEC) Access Lines             208       181        143         117
---------------------------------------------------------------------
Local Communications
 Services Access Lines
  Commercial                      313       311        305         301
  Consumer                        721       713        708         707
---------------------------------------------------------------------
    Total Access Lines          1,034     1,024      1,013       1,008
---------------------------------------------------------------------
Frontier Cellular Joint
 Venture
  Revenue                    $ 49,520  $ 50,848   $ 46,725    $ 41,559
  EBITDA                     $ 17,369  $ 19,058   $ 17,193    $ 13,691
  EBITDA %                      35.1%     37.5%      36.8%       32.9%
  Customers                   387,654   361,543    347,421     333,397
---------------------------------------------------------------------
Earnings Normalization
 Schedule
  Accounting Charge for
   Start-up Activities                             $ 2,564
  Gain on Sale of Assets     $ (5,209)   $ (618)   (14,551)
  Acquisition of
   GlobalCenter (2)                                            $ 6,528
  Restructuring Charge and
   Asset Improvements
  Redundant Leased
   Network Charge
---------------------------------------------------------------------
  Normalized Items           $ (5,209)   $ (618) $ (11,987)    $ 6,528
---------------------------------------------------------------------
  Diluted Earnings Per Common
   Share as Reported           $ 0.29    $ 0.26     $ 0.26      $ 0.20
  Normalized Items Per Share    (0.02)        -          -        0.03
---------------------------------------------------------------------
  Normalized Diluted Earnings
   Per Common Share            $ 0.27    $ 0.26     $ 0.26      $ 0.23
---------------------------------------------------------------------

FRONTIER CORPORATION
CONSOLIDATED SUPPLEMENTAL INFORMATION
(Unaudited)

In thousands, except
 per share data                  4Q97      3Q97        2Q97        1Q97
---------------------------------------------------------------------
Integrated Services:
Product Revenue
  Data (1)                    $ 7,403   $ 5,449    $ 5,404     $ 4,164
  CLEC                         23,396    18,847     17,335      15,046
  Switched Voice and Other    383,070   385,828    371,320     375,876
  Exited business-Prepaid       6,376    18,581     18,192      10,213
---------------------------------------------------------------------
Total Product Revenue       $ 420,245 $ 428,705  $ 412,251   $ 405,299
---------------------------------------------------------------------
Minutes
  Commercial                1,500,782 1,551,913  1,513,582   1,466,722
  Consumer                    341,871   329,460    310,734     327,363
  Carrier                     998,436   909,412    836,087     932,280
---------------------------------------------------------------------
Total Minutes               2,841,089 2,790,785  2,660,403   2,726,365
---------------------------------------------------------------------
Competitive Local Service
  (CLEC) Access Lines             101        88         79          74
---------------------------------------------------------------------
Local Communications
 Services Access Lines
  Commercial                      297       296        294         289
  Consumer                        701       697        693         692
---------------------------------------------------------------------
    Total Access Lines            998       993        987         981
---------------------------------------------------------------------
Frontier Cellular Joint
 Venture
  Revenue                    $ 42,865  $ 41,092   $ 36,754    $ 35,239
  EBITDA                     $ 15,526  $ 14,423   $ 11,487     $ 8,448
  EBITDA %                      36.2%     35.1%      31.3%       24.0%
  Customers                   320,779   307,690    296,061     284,462
---------------------------------------------------------------------
Earnings Normalization
 Schedule
  Accounting Charge for
   Start-up Activities
  Gain on Sale of Assets                                     $ (18,765)
  Acquisition of
   GlobalCenter (2)
  Restructuring Charge and
   Asset Improvements        $ 86,784
  Redundant Leased
   Network Charge                                               96,600
---------------------------------------------------------------------
  Normalized Items           $ 86,784  $     -    $     -     $ 77,835
---------------------------------------------------------------------
  Diluted Earnings Per Common
   Share as Reported          $ (0.14)   $ 0.19     $ 0.23     $ (0.10)
  Normalized Items Per Share     0.32         -          -      $ 0.31
---------------------------------------------------------------------
  Normalized Diluted Earnings
   Per Common Share            $ 0.18    $ 0.19     $ 0.23      $ 0.21
---------------------------------------------------------------------

(1)  Any Private Line revenue for 1997 is reflected in the Switched
     Voice product line.

(2) All Periods presented in the Consolidated Financial Statements and Consolidated Supplemental information have been restated to reflect the acquisition of GlobalCenter, Inc. in February 1998, which has been accounted for using the pooling of interests method of accounting.